Exhibit 99.2

Barclay Global Consumer Staples Conference September 6, 2018

Cautionary Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding IFF’s or Frutarom’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this presentation concerning IFF’s or Frutarom’s 2018 outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. IFF can give no assurance that its estimates will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Forward-looking statements speak only as of the date(s) indicated in this presentation. IFF’s results may be materially affected by factors such as, but not limited to: (1) the inability to obtain required regulatory approvals for the Frutarom acquisition (the “acquisition”), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of adverse conditions; (2) the risk that a closing condition to the acquisition may not be satisfied on a timely basis or at all or that the acquisition may not close for any reason; (3) uncertainties as to access to financing on a timely basis and on reasonable terms or at all; (4) the impact of IFF’s proposed financing on its liquidity and flexibility to respond to other opportunities; (5) whether the acquisition will have the accretive effect on IFF’s earnings or cash flows that it expects; (6) the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisition; (7) business and operations integration costs and difficulties; (8) unexpected costs, liabilities, charges or expenses relating to the acquisition; (9) adverse effects on IFF’s stock price resulting from the acquisition; (10) adverse effects on business relationships or competitive responses resulting from the acquisition; (11) the inability to compete in the markets in which IFF operates; (12) the inability to retain existing and win new customers; (13) the inability to develop and introduce new products that appeal to IFF’s customers; (14) disruptions in IFF’s manufacturing or supply chain; (15) the inability to obtain raw materials of quality, on cost-effective terms or at all, including citral; (16) the inability to successfully implement IFF’s Vision 2020 strategy, including its acquisition strategy; (17) the risk of information technology failure or interruption, of information security breaches, and risks relating to intellectual property rights; (18) adverse currency fluctuations or devaluations; (19) the regulatory, political, economic, social and other risks of international operations, including in emerging markets; (20) adverse changes in customer preferences or a decrease in consumer spending; (21) the inability to attract or retain key personnel; (22) the inability to realize the benefits of IFF’s cost and productivity initiatives; (23) the cost and difficulty of complying with, and risk of adverse changes to, domestic, foreign and international laws, regulations and rules, including regarding taxation; (24) volatility and increases in the price of raw materials, energy and transportation; (25) price realization in a rising input cost environment; and (26) the risk of adverse legal or regulatory proceedings. For a discussion of risks and important factors that could cause actual results to differ from expectations, projections and forwardlooking statements, see the risks and other factors and information in IFF’s filings with the Securities and Exchange Commission, including IFF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings available on IFF’s website (www.iff.com). New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on IFF’s business. IFF disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal offering documents, the terms of which would govern in all respects. You are cautioned against using this information as the basis for making a decision to purchase any security. You should not rely exclusively on this presentation as the basis upon which to make an investment decision. The information in this presentation is provided to you as of the dates indicated and IFF does not intend to update the information after its distribution, even in the event that the information becomes materially inaccurate. Certain information contained in this presentation includes calculations or figures that have been prepared internally and have not been audited or verified by a third party. Use of different methods for preparing, calculating or presenting information may lead to different results and such differences may be material. In addition, in all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision. These materials are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use is contrary to local law or regulation. This presentation includes Non-GAAP metrics, such as Currency Neutral Sales, Currency Neutral Adjusted Operating Profit, Currency Neutral Adjusted EPS, Adjusted Operating Profit, EBITDA, and Net Debt to EBITDA. See “Appendix” in this presentation for information regarding certain Non-GAAP metrics, including reconciliations to the most directly comparable GAAP metric. 2

Important Information & Where to Find It The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Morgan Stanley & Co. LLC, Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; Citigroup Global Markets Inc. toll-free at 1-800-831-9146, or by mail at Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions 1155 Long Island Avenue, Edgewood, NY 11717, or via telephone: 1-866-803-9204. 3

1. IFF & Frutarom Introduction 2. Strategic Rationale & Value Creation 3. Integration Progress 4. 2018 Performance: IFF & Frutarom 5. Summary 6. Q&A Agenda 4

Leading Global Flavor & Fragrance Company

Strong heritage as an innovation leader with global CPGs

PROFILE

IFF

Innovation driven **global organization** known for core list representation with **global CPGs**

- Founded 1889, Listed on NYSE & in S&P 500
- Annual R&D spend ~8% of sales
- Serving 3,000 customers in 162 countries
- ~50% sales to the emerging markets

Flavors | Fragrance | Fragrance Ingredients | Cosmetic Actives

PERFORMANCE



Amount in $M
Adjusted Operating Profit *
Revenue
329
2,095
488
2,821
647
3,399
2006
2012
2017

* Adjusted Operating Profit is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation in "Appendix" of this presentation.

IFF

As of Dec 31, 2017
Source: Annual filings & management reports

5

Rapidly Growing Flavor & Specialty Ingredient House

Leading naturals portfolio servicing small & mid-sized customers

PROFILE



FRUTAROM
FOUNDED 1933

Suite of **natural product** offerings serving fast-growing **small, mid-sized & private label customers**

- Founded 1933, Listed on TASE & in TASE 35
- Acquisitive organization focused on naturals
- Serving 30,000 customers in >150 countries
- ~43% sales to the emerging markets

Flavors | Savory Solutions | Natural Colors | Natural Food Protection | Health Ingredients

PERFORMANCE

Amount in $M


Adjusted EBITDA*
Revenue
2006
287
49
2012
618
100
2017
1,362
268

* Adjusted EBITDA is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation in "Appendix" of this presentation.

IFF

As of Dec 31, 2017
Source: Annual Filings

6

IFF Strategic Vision Roadmap for accelerated profitable growth 7 Vision 2020 Strengthen & Expand the Portfolio • Strengthen the F&F core • Stretch into adjacencies • Pursue partnerships & collaborations Become Customers’ Partner of Choice • Actively support our customers’ success • Achieve commercial excellence & service leadership Innovating Firsts • Drive differentiation in key technologies • Develop responsible products to meet the future needs of our customers & consumers Win Where We Compete • Lead in key markets • Close gaps across value enhancing categories • Achieve #1 position with targeted customers We are the catalyst for discoveries that spark the senses and transform the everyday Creating a Sustainable Future Continuously Improving Building Our Talent and Organization Generate Return Drive Differentiation Maximize Portfolio Maximize Portfolio Balance Customers

IFF & Frutarom Transaction Compelling combination • IFF & Frutarom combination creates a global leader in natural taste, scent and nutrition with expected 2018 pro-forma sales of $5.3 billion • Enriches portfolio for a stronger product offering, broadens access in attractive adjacencies & strengthens exposure to fast-growing customers • Expect to generate significant cost synergies of $145 million by the third full year after the completion of the merger • Accelerating financial performance, with sales growing 5 to 7% and adjusted cash EPS 10%+ between 2019 and 2021, on a currency neutral basis, including the contribution of acquisitions 8

STRATEGIC PRIORITY FRUTAROM IMPACT Drive enhancements in key R&D platforms: naturals, modulation, delivery, ingredients, active cosmetics and health & nutrition DRIVE DIFFERENTIATION Accelerate growth with regional & local customers, while strengthening IFF’s position with key large multinationals BALANCE CUSTOMERS Execute superior management of category mix & expand into adjacent categories to support margin expansion MAXIMIZE PORTFOLIO Pursue continuous improvement, with a focus on cost productivity & reallocation of resources to efforts that drive the greatest returns GENERATE RETURN Strong Strategic Alignment Broad-based benefits across all four priorities 9

Stronger Product Offering

Enriching our portfolio to provide more comprehensive solutions

IFF COMPETENCY


POWDERPURE
Fibers (Incl. Prebiotics)
Acidulants
Antioxidants
Texturants (Specialty Starch)
Texturants (Hydro-colloids)
Emulsifiers
Sweeteners
Specialty Lipids & Substitutes
Dietary Supplements
Enzymes
Cultures (Incl. Probiotics)
Yeast Extracts
Animal Health
Protein Solutions
Food Ingredients Systems
Natural Colors
Nutra-ceutical Ingredients
Pet Nutrition
Mint / Menthol
Tobacco Flavors
Natural Extracts (Vanilla) / Botanicals
Essential Oils
Spice Blends/ Ground Spice & Herb
Juice Based Compounds
Dehydrated Veg/ Alliums
Fruit & Veg Preps/ Pieces
Snack
Beverage
Dairy
Sweet
Savory

FRUTAROM COMPETENCY


Fibers (Incl. Prebiotics)
Acidulants
Antioxidants
Texturants (Specialty Starch)
Texturants (Hydro-colloids)
Emulsifiers
Sweeteners
Specialty Lipids & Substitutes
Dietary Supplements
Enzymes
Cultures (Incl. Probiotics)
Yeast Extracts
Animal Health
Protein Solutions
Food Ingredients Systems
Natural Colors
Nutra-ceutical Ingredients
Pet Nutrition
Mint / Menthol
Tobacco Flavors
Natural Extracts (Vanilla) / Botanicals
Essential Oils
Spice Blends/ Ground Spice & Herb
Juice Based Compounds
Dehydrated Veg/ Alliums
Fruit & Veg Preps/ Pieces
Snack
Beverage
Dairy
Sweet
Savory

IFF

10

More Comprehensive Offering Uniquely positioned by combining innovation of both companies Fresh Herbs / Fruits Premium Spirits (Modulation) Aroma (Delivery) Syrup (Modulation) Fresh Citrus (Specialty Citrus) Natural Colors Antioxidants Natural Food Protection Mouthfeel (Natural Flavors) Natural / Botanical Extracts Legacy IFF capabilities New Frutarom capabilities Taste Profile (Natural Flavors) 11

CPG CUSTOMER DYNAMICS Small Customers Growing Fastest Small & private label own share of spend; Focused on clean label Note: 1 “Clean label” products are free of artificial flavors, colors, preservatives and sweeteners in all food and beverage categories, and free of hormones and antibiotics in applicable categories, and also contain a specific marketing claim. Source: Kantar Worldpanel May 2018 Report. Nielsen 2017 U.S. FMCG Report. Brand share of spend by sector Smallest companies capturing more clean label1 growth Global Local Dairy 20% Food 27% Beverage 38% Home Care 47% Beauty & Personal Care 58% 5.0% 3.1% 9.0% 7.2% -1.7% 0.4% 2.6% -0.5% Largest Middle Smallest Private Label Clean Conventional 12

IFF FRUTAROM IFF+FRUTAROM 13 Strengthens Exposure To Fast-Growing Customers Small & mid-sized customers growing at an accelerated rate ~50% ~50% ~70% ~30% ~60% ~40% Global Small & Mid-Sized + Global Small & Mid-Sized Global Small & Mid-Sized Flavors Flavors As of Dec 31, 2017

CORE1 ADJACENT CATEGORIES2 Broadens Access In Attractive Adjacencies Expanding into rapidly growing & profitable markets 14 2% 3% 3% 5% 6% 6% 6% 7% Fragrance Fragrance Ingredients Flavors Cosmetic Actives Savory Solutions Natural Colors Natural Food Protection Health Ingredients Estimated 2017 Market Size & Growth 5-Year Projected CAGR ~$10B $3.9B ~$12B $2.5B $2.2B $1.3B ~$1B $6.5B Source: (1) IFF Market analysis; Markets and Markets. (2) Estimates from Frutarom January 2018 report

Creates A Global Leader In Taste, Scent & Nutrition Estimated 2018 total sales ($B) 15 5.3 3.7 1.6 $0 $2 $4 $6

~40% ~30% ~30% $145M Accelerate Rationalization & Harmonization Optimize Global Footprint Streamline Overhead Expenses Procurement Operations G&A Generates Significant Cost Synergies Unlocking incremental shareholder value CUMULATIVE SAVINGS EXPECTED TIMING ~25% ~70% ~100% $145M 2019 2020 2021 16

• Citrus Specialties • Antioxidants • Colors • Botanicals • Flavors • Vanilla Extracts • Modulators • Aroma Chemicals • Texturizers • Spices • Flavor Enhancers • Sweeteners • Extracts & Oils • Dairy Products • Colors • Yeasts • Functional Ingredients Rationalize Procurement Leveraging the best of both supply chains 17 MAKE VS

UY PURCHA Optimize Global Footprint IFF & Frutarom global manufacturing sites Frutarom sites 18 * IFF sites A 1rr .. ...... * • fl * _A* .. * ~ ~‘1~

SING POWER 2015-2017A 2019-2021E 2015-2017A 2019-2021E Accelerating Financial Performance Average currency neutral growth targets for the 2019 to 2021 period 19 SALES EPS 5% -7% CAGR** 10%+ CAGR** 3% CAGR* 6% CAGR* * Currency Neutral Sales and Currency Neutral Adjusted EPS are Non-GAAP metrics; Organic results ** Currency Neutral Sales and Currency Neutral Adjusted CASH EPS are Non-GAAP metrics; Includes acquisitions Please see our GAAP to Non-GAAP Reconciliation in “Appendix” of this presentation Pro- Forma Pro- Forma

Capital Allocation Strategy Disciplined uses of cash 20 • Primary focus on debt repayment to maintain investment grade rating • Reinvest in business via capex for long-term future growth • Pursue value-enhancing M&A • Maintain current dividend status 1 2 3 4

~3.7x <3.0x 2018E 2019E 2020E Drive Debt Repayment Achieving Net Debt to EBITDA* target to retain investment grade rating NET DEBT / EBITDA* FOCUS • Managing leverage to retain investment grade rating is critical focus • Committed to be <3.0x net debt to EBITDA* between 18-24 months • Management incentives will be aligned with repayment of debt metrics 21 *Net Debt to EBITDA is a Non-GAAP metric. Please see our GAAP to Non-GAAP Reconciliation in “Appendix” of this presentation

Process Update Tracking ahead of schedule • Frutarom shareholders approved transaction with IFF by a majority of ~95% • Comprehensive pre-close discussions on talent, R&D, adjacencies & business and functional integration • Committed to Tel Aviv Stock listing upon completion of transaction • Close expected in early October pending antitrust approvals 22

COUNTRY FILED APPROVED United States Israel Turkey Mexico Ukraine South Africa Russia European Union 23 Antitrust Process On-track, with all applications submitted & approvals in 6 of 8 jurisdictions Pending Pending

• Frutarom to remain a standalone unit; Maintain current go-to-market strategy Leverage global expertise across back-end functions to unlock value Drive cross-selling via sharing of vast technologies & categories expertise Selectively “lift & shift” as appropriate based on long-term strategy Day 1 Go-To-Market Positioning for strong execution & sustainable, profitable growth Fragrances Flavors Frutarom Support functions Procurement R&D Cross-Selling Manufacturing ENSURING SUCCESS DAY 1 MODEL 24

IFF 1H 2018 Financial Review Strong performance across all financial metrics Currency neutral +5% adjusted operating profit growth* Currency neutral +10% adjusted EPS growth* Currency neutral +6% sales growth* 25 * Currency Neutral Sales, Currency Neutral Adjusted Operating Profit & Currency Neutral EPS are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation in “Appendix” of this presentation.

$646M $786M 1H 2017 1H 2018 Frutarom 1H 2018 Performance Record revenues & profitability margin 26 FINANCIALS COMMENTARY 19.3% EBITDA 21.9% EBITDA +22% • Achieved record quarterly revenue, with constant currency growth on a proforma basis of 6.0% • Flavors sales improved 7% & Specialty Fine Ingredients sales grew 9%, both on a constant currency pro-forma basis • EBITDA grew by ~39% led by strong gross margin improvement; Core EBITDA margin now at 23.0% * Sales – on a constant currency a pro forma basis – and EBITDA, are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation in “Appendix” of this presentation.

Summary IFF & Frutarom transaction – a compelling combination 27 ESTABLISHED LEADERSHIP • Leader in natural taste, scent & nutrition with expected 2018 pro-forma sales of $5.3B GROWTH ACCELERATION • Stronger product offering • Access to fast-growing small & mid-sized customers • Enter attractive adjacencies VALUE CREATION • Accelerate financial results, with sales* +5 to +7% & adjusted cash EPS* 10%+ from 2019 – 2021, excluding currency; <3.0x net debt to EBITDA* in 18-24 months PROFIT ENHANCEMENT • Expect to generate cost synergies of $145M by the third full year after the completion of the merger POSITION OF STRENGTH • Strong start in 2018 for both IFF & Frutarom; with robust top and bottom-line performance * Currency Neutral Sales, Currency Neutral Adjusted Cash EPS & Net Debt to EBITDA are Non-GAAP metrics Please see our GAAP to Non-GAAP Reconciliation in “Appendix” of this presentation

INTERNATIONAL FLAVORS & FRAGRANCES Q&A

INTERNATIONAL FLAVORS & FRAGRANCES Appendix

GAAP & Non-GAAP Financial Measures We provide in this presentation certain non-GAAP financial measures, including (1) Currency Neutral Sales, (2) Adjusted Operating Profit and Currency Neutral Adjusted Operating Profit (3) Adjusted EPS and Currency Neutral Adjusted EPS, and (4) Compound Average Currency Neutral Growth Rate (“CAGR”), which exclude restructuring costs and other significant items of a non-recurring and/or nonoperational nature such as legal charges/credits, losses on sale of assets, tax assessment, operational improvement initiatives, integration costs, FDA mandated product recall costs, acquisition related costs, CTA realization, Frutarom pre-acquisition costs and U.S. Tax reform (often referred to as “Items Impacting Comparability”) and, with respect to the currency neutral items, the impact of foreign currency movements. We provide these metrics as we believe that they are useful in providing period to period comparisons of the results of our operational performance. Currency Neutral Sales, Adjusted Operating Profit, Currency Neutral Adjusted Operating Profit, Adjusted EPS and Currency Neutral Adjusted EPS should not be considered in isolation or as substitutes for analysis of the Company’s results under GAAP and may not be comparable to other companies’ calculation of such metrics. When we provide our expectations for our currency neutral metrics in our full year 2018 guidance, we estimate the anticipated FX impact by comparing prior year results to the prior year results restated at exchange rates in effect for the current year based on the currency of the underlying transaction. When we provide our expectations for our Adjusted Operating Profit and our Adjusted EPS in our full year 2018 guidance, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally are not available without unreasonable effort due to inherent difficulty of forecasting the timing and amount of reconciling items that would be excluded from the GAAP measure in the relevant future period and the relevant tax impact of such reconciling items on EPS. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. We also provide forward-looking CAGR and net debt to EBITDA amounts in the form of guidance in this presentation. This guidance is provided on a non- GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures. For example, acquisition-related costs, restructuring and other charges, net, and integration costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, we exclude certain items that occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effect of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non-GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results.

IFF Reconciliation of GAAP & Non-GAAP Financial Measures Adjusted Operating Profit (Dollars in Millions) Year Ended December 31, 2006 2012 2017 Reported (GAAP) 329.2 486.6 581.4 Operational Improvement Initiatives (a) — 1.8 Acquisition Related Costs (b) — 20.4 Integration Related Costs (c) — 4.2 Legal Charges/Credits, net (d) — 1.0 Tax Assessment (e) — 5.3 Restructuring and Other Charges, net (f)—1.7 19.7 Gain on Sale of Assets (g) — (.2) FDA Mandated Product Recall (h) — 11.0 UK Pension Settlement Charges (i) — 2.8 Adjusted (Non-GAAP) 329.2 488.3 647.4

IFF Reconciliation of GAAP & Non-GAAP Financial Measures (cont’d) (a) Represents accelerated depreciation and idle labor costs in Hangzhou, China. (b) Represents the amortization of inventory “step-up” included in Cost of goods sold and transaction costs related to the acquisitions of Fragrance Resources and PowderPure within Selling and administrative expenses. (c) Represents costs related to the integration of the David Michael and Fragrance Resources acquisitions. (d) Represents additional charge related to litigation settlement. (e) Represents the reserve for payment of a tax assessment related to commercial rent for prior periods. (f)For 2017, represents severance costs related to the 2017 Productivity Program which were partially offset by the reversal of 2015 severance charges that were no longer needed. For 2012, represents restructuring charges related to the 2011 strategic initiative. (g) Represents gains on sale of assets. (h) Represents an estimate of the Company’s incremental direct costs and customer reimbursement obligations, in excess of the Company’s sales value of the recalled products, arising from an FDA mandated recall. Represents pension settlement charges incurred in one of the Company’s UK pension plans.

IFF Reconciliation of GAAP & Non-GAAP Financial Measures (cont’d) Adjusted Operating Profit 6 Months Ended June 30, (Dollars in Millions) 2018 2017 Reported Operating Profit (GAAP) 329.4 281.8 Operational Improvement Initiatives (a) 1.4 1.0 Acquisition Related Costs (b) (0.5) 15.1 Integration Related Costs (c) 1.0 1.9 Legal Charges / Credits, net (d)—1.0 Tax Assessment (e)—5.3 Restructuring and Other Charges, net (f) 0.9 10.9 Losses (Gains) on Sale of Assets 1.2 (0.0) FDA Mandated Product Recall (h) 5.0 3.5 Frutarom Acquisition Related Costs (j) 12.4—Adjusted Operating Profit (Non-GAAP) 350.8 320.5

IFF Reconciliation of GAAP & Non-GAAP Financial Measures (cont’d) Adjusted Earnings Per Share 6 Months Ended June 30, (Dollars in Millions) 2018 2017 Reported EPS(GAAP) $2.87 $2.84 Operational Improvement Initiatives (a) 0.01 0.01 Acquisition Related Costs (b)—0.13 Integration Related Costs (c) 0.01 0.02 Legal Charges / Credits, net (d)—0.01 Tax Assessment (e)—0.04 Restructuring and Other Charges, net (f) 0.01 0.10 Losses on Sale of Assets 0.01—CTA Realization (g)—(0.15) FDA Mandated Product Recall (h) 0.05 0.03 U.S. Tax Reform (i) 0.01—Frutarom Acquisition Related Costs (j) 0.38—Adjusted EPS (Non-GAAP) $3.35 $3.02 (k)

IFF Reconciliation of GAAP & Non-GAAP Financial Measures (cont’d) (a)For 2018, represents accelerated depreciation related to a plant relocation in India. For 2017, represents accelerated depreciation and idle labor costs in Hangzhou, China. (b)For 2018, represents adjustments to the contingent consideration payable for PowderPure, and transaction costs related to Fragrance Resources and PowderPure within Selling and administrative expenses. For 2017, represents the amortization of inventory “step-up” related to the acquisitions of David Michael, Fragrance Resources and PowderPure, included in cost of goods sold and transaction costs related to the acquisitions of David Michael, Fragrance Resources and PowderPure, included in Selling and administrative expenses. (c)For 2018, represents costs related to the integration of David Michael. For 2017, represents costs related to the integration of David Michael and Fragrance Resources acquisitions. (d)Represents additional charge related to litigation settlement. (e)Represents the reserve for payment of a tax assessment related to commercial rent for prior periods. (f)Represents severance costs related to the 2017 Productivity Program and Taiwan lab closure. (g)Represents the release of CTA related to the liquidation of a foreign entity. (h)Represents management’s best estimate of losses related to the previously disclosed FDA mandated recall. (i)Represents charges incurred related to enactment of certain U.S. tax legislation changes in December 2017. (j)Represents transaction-related costs and expenses related to the pending acquisition of Frutarom. Amount includes $10.6 million of bridge loan commitment fees included in Interest expense, $25.0 million mark-to-market loss adjustment on an interest rate derivative and an $11.0 million mark-tomarket gain adjustment on a foreign currency derivative, and $12.5 million of transaction costs included in administrative expenses. (k)The sum of these items does not foot due to rounding.

IFF Reconciliation of GAAP & Non-GAAP Financial Measures (cont’d) Currency Neutral Sales Growth for the Six Months Ended June 30, 2018 Total Reported Sales Growth 11% Currency Impact (5%) Currency Neutral Sales Growth 6% Currency Neutral Adj. Operating Profit Growth for the Six Months Ended June 30, 2018 Total Adjusted Operating Profit Growth 9%* Currency Impact (5%) Currency Neutral Adj. Operating Profit Growth 5% Currency Neutral Adj. EPS Growth for the Six Months Ended June 30, 2018 Total Adjusted EPS Growth 11% Currency Impact (1%) Currency Neutral Adj. EPS Growth 10% * Does not foot due to rounding

IFF Reconciliation of GAAP & Non-GAAP Financial Measures (cont’d) * Does not foot due to rounding Currency Neutral Sales Year ended December 31, 2015 2016 2017 Reported Sales Growth 0% 3% 9% Acquisition Impact (2)% (2)% (5)% Reported Organic Sales Growth (2)% 1% 4% Currency Impact 5% 2% 0% Currency Neutral Adjusted Organic Sales Growth 3% 2%* 4% 3 Year CAGR: 3% Currency Neutral EPS Year ended December 31, 2015 2016 2017 Reported Organic EPS Growth 0% (4)% (30)% Adjustments 3% 7% 34% Adjusted Organic EPS Growth 2%* 3% 5%* Currency Impact 7% 0% 2% Currency Neutral Adjusted Organic EPS Growth 9% 3% 6%* 3 Year CAGR: 6%

Frutarom Reconciliation of Non-GAAP Financial Measures (cont’d) Adjusted EBITDA Year ended December 31, (Dollars in Millions) 2006 2012 2017 Operating Profit 37.1 72.8 211.0 Non recurring expenses—1.5 7.9 Adjusted Operating Profit—74.3 218.9 Depreciation and Amortization 11.5 26.1 48.6 Adjusted EBITDA 48.6 100.4 267.5

Frutarom Reconciliation of Non-GAAP Financial Measures (cont’d) Adjusted EBITDA 6 Months Ended June 30, (Dollars in Millions) 2018 Operating Profit 134.9 Non recurring expenses 1.7 Adjusted Operating Profit 136.6 Depreciation and Amortization 35.8 Adjusted EBITDA 172.4 Sales 786.1 Adjusted EBITDA Margin 21.9%

Frutarom Reconciliation of Non-GAAP Financial Measures (cont’d) Adjusted Core EBITDA 6 Months Ended June 30, (Dollars in Millions) 2018 2017 Core Operating Profit 134.6 99.7 Non recurring expenses 1.7 2.0 Adjusted Core Operating Profit 136.3 101.7 Depreciation and Amortization 35.3 21.8 Adjusted Core EBITDA 171.6 123.5 Core sales 746.1 601.8 Adjusted Core EBITDA Margin 23.0% 20.5%

Frutarom Reconciliation of Non-GAAP Financial Measures (cont’d) Flavors Currency Neutral Pro Forma Sales Growth for the Six Months Ended June 30, 2018 Total Reported Sales Growth 22% Impact (15%) Currency Neutral Pro Forma Sales Growth 7% Specialty Fine Ingredients Currency Neutral Pro Forma Sales Growth for the Six Months Ended June 30, 2018 Total Reported Sales Growth 32% Impact (23%) Currency Neutral Pro Forma Sales Growth 9%